SECURITIES PURCHASE AGREEMENT

                                      Among

                              MACROCHEM CORPORATION

                                       and

                         THE INVESTORS SIGNATORY HERETO




                          Dated as of October 23, 2000

         SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of October 23, 2000, among MacroChem Corporation, a Delaware corporation (the "Company"), and the investors signatory hereto (each such investor is a "Purchaser" and all such investors are, collectively, the "Purchasers").

         WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchasers and the Purchasers, severally and not jointly, desire to purchase from the Company, shares of the Company's common stock, $.01 par value per share (the "Common Stock"), and certain other securities of the Company as more fully described in this Agreement.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy are hereby acknowledged, the Company and the Purchasers agree as follows:


                                    ARTICLE I
                                PURCHASE AND SALE

         1.1      THE CLOSING.


                  (a) THE CLOSING. (i) Subject to the terms and conditions set forth in this Agreement, the Company shall issue and sell to the Purchasers and the Purchasers shall, severally and not jointly, purchase an aggregate of 1,816,658 shares of Common Stock (the "Shares") for an aggregate purchase price of $9,000,000 ($4.954152 per share (the "Per Share Price")). The closing of the purchase and sale of the Shares (the "Closing") shall take place at the offices of Morse, Zelnick, Rose & Lander LLP ("MZRL"), 450 Park Avenue, New York, New York 10022, immediately following the execution hereof or such later date as the parties shall agree. The date of the Closing is hereinafter referred to as the "Closing Date."

                              (ii) At the Closing,  the parties shall deliver or
 shall cause to be delivered the following: (A) the Company shall deliver to each Purchaser (1) a stock certificate representing the number of Shares indicated below such Purchaser's name on the signature page of this Agreement, registered in the name of such Purchaser, (2) a Common Stock purchase warrant, in the form of Exhibit A, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire shares of Common Stock upon the terms and in such number as set forth therein (each an "Adjustable Warrant"), (3) a Common Stock purchase warrant, in the form of Exhibit B, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire the number of shares of Common Stock indicated below such Purchaser's name on the signature page of this Agreement, upon the terms and at the exercise price set forth therein (each, a "Closing Warrant" and together with the Adjustable Warrants, the "Warrants"), (4) the legal opinion of Ropes & Gray, outside counsel to the Company, substantially in the form of Exhibit C, (5) an executed Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit D (the "Registration Rights Agreement") and (6) the Transfer Agent Instructions, in the form of Exhibit E, executed by the Company and delivered to and acknowledged by the Company's transfer agent (the "Transfer Agent Instructions"); and (B) each Purchaser shall deliver: (1) the purchase price indicated below such Purchaser's name on the signature page to this Agreement in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose and (2) an executed Registration Rights Agreement.

         1.2 CERTAIN DEFINED TERMS. For purposes of this Agreement, (i) "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close; (ii) "Per Share Market Value" means on any particular date (a) the closing bid price per share of the Common Stock on such date on the Nasdaq or on any Subsequent Market on which the Common Stock is then listed or quoted, as reported by Bloomberg Information Services, Inc. (or any successor entity succeeding to its function of reporting prices), or if there is no such price on such date, then the closing bid price on the Nasdaq or on such Subsequent Market on the date nearest preceding such date, as reported by Bloomberg Information Services, Inc. (or any successor entity succeeding to its function of reporting prices), or (b) if the Common Stock is not then listed or quoted on the Nasdaq or a Subsequent Market, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the Holder, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Appraiser selected in good faith by the Holders of a majority of the applicable Warrant Shares; (iii) "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind; and (iv) "Trading Day" means (a) a day on which the Common Stock is traded on the Nasdaq or on the Subsequent Market on which the Common Stock is then listed or quoted, as the case may be, or (b) if the Common Stock is not listed on the Nasdaq or a Subsequent Market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board , or (c) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean a Business Day.


                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

          2.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby makes the following representations and warranties to the Purchasers:

                   (a) ORGANIZATION AND QUALIFICATION. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries. The Company is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, reasonably be expected to (x) adversely affect the legality, validity or enforceability of the Securities (as defined below) or any of this Agreement, the Registration Rights Agreement, the Transfer Agent Instructions or the Warrants (collectively, the "Transaction Documents"), (y) have or result in a material adverse effect on the results of operations, assets, or condition (financial or otherwise) of the Company, or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (x), (y) or (z), a "Material Adverse Effect").

                  (b) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. Each of the Transaction Documents has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by
(i) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and except to the extent that rights to indemnification and contribution contained in this Agreement may be limited by federal or state securities laws on public policy relating thereto. The Company is not in violation of any of the provisions of its certificate of incorporation or by-laws.

                  (c) CAPITALIZATION. The number of authorized, issued and outstanding shares of capital stock of the Company as of September 30, 2000 is set forth in Schedule 2.1(c). No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of the securities of the Company entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any of the Transaction Documents. Except as a result of the purchase and sale of the Shares and the Warrants and except as disclosed in Schedule 2.1(c), as of September 30, 2000 there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock.

                  (d) ISSUANCE OF THE SECURITIES. The Shares and the Underlying Shares are duly authorized and, when issued and paid for in accordance with the terms hereof and the Warrants, shall have been duly and validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal of any kind (collectively, "Liens"). The Company has reserved a number of duly authorized shares of Common Stock for issuance hereunder and upon exercise of the Warrants that is not less than the sum of (i) the Shares to be issued hereunder; (ii) the number of shares of Common Stock issuable upon exercise of the Adjustable Warrants on the First Vesting Date (as defined in the Adjustable Warrant), assuming for such purposes that, on the First Vesting Date,
(A) the Applicable Share Number (as defined in the Adjustable Warrant) equals the entire number of Shares purchased hereunder and (B) the Adjustment Price (as defined in the Adjustable Warrant) equals 60% of the Per Share Market Value on the Trading Day immediately preceding the Closing Date, and (iii) the number of shares of Common Stock issuable upon exercise in full of the Closing Warrants (the number of shares of Common Stock contemplated in (i), (ii) and (iii), the "Initial Minimum"). The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "Underlying Shares." The Shares, the Warrants and the Underlying Shares are collectively referred to herein as, the "Securities."

                   (e) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's certificate of incorporation or bylaws (each as amended through the date hereof), or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), as could not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, could not reasonably be expected to have or result in a Material Adverse Effect.

                  (f) FILINGS, CONSENTS AND APPROVALS. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filings required pursuant to Section 3.10, (ii) the filing with the Securities and Exchange Commission (the "Commission") of a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Shares and the Underlying Shares by the Purchasers (the "Underlying Shares Registration Statement"), (iii) the application(s) to the Nasdaq National Market ("NASDAQ") for the listing of the Underlying Shares for trading on the NASDAQ (and with any other national securities exchange or market on which the Common Stock is then listed) in the time and manner required thereby; (iv) applicable Blue Sky filings, if any, and
(v) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not reasonably be expected to have or result in, individually or in the aggregate, a Material Adverse Effect (collectively, the "Required Approvals").

                  (g) LITIGATION; PROCEEDINGS. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect.

                   (h) NO DEFAULT OR VIOLATION. The Company is not (i) in default under or in violation of (and no event has occurred which has not been waived which, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) in violation of any order of any court, arbitrator or governmental body, or (iii) in violation of any statute, rule or regulation of any governmental authority, except as could not individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect.

                  (i)   PRIVATE   OFFERING.   Assuming   the   accuracy  of  the
representations and warranties of the Purchasers set forth in Sections 2.2(b)-(g), the offer, issuance and sale of the Securities to the Purchasers as contemplated hereby are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). Neither the Company nor any Person acting on its behalf has taken or is, to the knowledge of the Company, contemplating taking any action which could subject the offering, issuance or sale of the Securities to the registration requirements of the Securities Act including soliciting any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

                   (j) SEC DOCUMENTS; FINANCIAL STATEMENTS. The Company has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Documents" and, together with the Schedules to this Agreement, the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Documents as required under the Exchange Act. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Since December 31, 1999, except as set forth on Schedule 2.1(j) or specifically disclosed in the SEC Documents, (a) there has been no event, occurrence or development that has or that could reasonably be expected to result in a Material Adverse Effect, (b) the Company has not incurred any liabilities (contingent or otherwise) other than (x) liabilities incurred in the ordinary course of business consistent with past practice and (y) liabilities of a type not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (c) the Company has not altered its method of accounting or the identity of its auditors and (d) the Company has not declared or made any payment or distribution of cash or other property to its stockholders or officers or directors (other than in compliance with existing Company stock option plans) with respect to its capital stock, or purchased or redeemed (or made any agreements to purchase or redeem) any shares of its capital stock.

                  (k) INVESTMENT COMPANY. The Company is not, and is not an Affiliate (as defined in Rule 405 under the Securities Act) of, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.
                  (l) CERTAIN FEES. Except for certain fees payable to Leerink Swann and Company, as set forth on Schedule 2.1(l), no fees or commissions will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold harmless the Purchasers, their employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as such fees and expenses are incurred.

                  (m) SOLICITATION MATERIALS. Neither the Company nor any Person acting on the Company's behalf has solicited any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

                  (n) FORM S-3 ELIGIBILITY. The Company is eligible to register its Common Stock for resale under Form S-3 promulgated under the Securities Act.

                  (o) LISTING AND MAINTENANCE REQUIREMENTS. Except as set forth in the SEC Documents, the Company has not, in the two years preceding the date hereof, received notice (written or oral) from the NASDAQ any stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange, market or trading facility. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

                  (p) PATENTS AND TRADEMARKS. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and rights which are necessary or material for use in connection with its business as described in the SEC Documents, except where the failure to so have would not have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Since December 31, 1999, the Company has not received a written notice that any Intellectual Property Rights used by the Company violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

                   (q) REGISTRATION RIGHTS; RIGHTS OF PARTICIPATION. Except as set forth on Schedule 6(b) to the Registration Rights Agreement, the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which have not been satisfied. Except as set forth on Schedule 6(b) to the Registration Rights Agreement, no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.

                  (r) REGULATORY PERMITS. The Company possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business as described in the SEC Documents, except where the failure to possess such permits could not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect ("Material Permits"), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

                  (s) TITLE. Except as set forth on Schedule 2.1(s), the Company has good and marketable title in fee simple to all real property owned by it which is material to the business of the Company and good and marketable title in all personal property owned by it which is material to the business of the Company, free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company. Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases with which the Company is in compliance and do not prohibit the use made and proposed to be made of such property and buildings by the Company.

                  (t) ABSENCE OF CERTAIN PROCEEDINGS. Except as described in the SEC Documents, (i) there is no Action pending or, to the knowledge of the Company, threatened against the Company, in any such case wherein an unfavorable decision, ruling or finding could reasonably be expected to have or result in a Material Adverse Effect; (ii) neither the Company, nor, to the knowledge of the Company, any director or officer thereof, is or has been the subject of any Action involving (A) a claim of violation of or liability under federal or state securities laws or (B) a claim of breach of fiduciary duty; (iii) the Company does not have pending before the Commission any request for confidential treatment of information and the Company has no knowledge that any such request will be made prior to the Effectiveness Date (as defined in the Registration Rights Agreement); and (iv) there has not been, and to the knowledge of the Company there is not pending or contemplated, any investigation by the Commission involving the Company or, to the knowledge of the Company, any current or former director or officer of the Company.

                  (u) LABOR RELATIONS. No material labor problem exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

                   (v) DISCLOSURE. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or its agents or counsel with any information that constitutes or might constitute material non-public information. The Company understands and confirms that the Purchasers shall be relying on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                  2.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser hereby for itself and for no other Purchaser represents and warrants to the Company as follows:

                  (a) ORGANIZATION; AUTHORITY. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The purchase by such Purchaser of the Securities hereunder has been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and except to the extent that rights to indemnification and contribution contained in this Agreement may be limited by federal or state securities laws on public policy relating thereto.

                  (b) INVESTMENT INTENT. Such Purchaser is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement, the Registration Rights Agreement and the Warrants, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold Securities for any period of time. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute the Securities.

                  (c) PURCHASER STATUS. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and at each exercise date under its respective Warrants, it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

                  (d) EXPERIENCE OF SUCH PURCHASER. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

                  (e) ABILITY OF SUCH PURCHASER TO BEAR RISK OF INVESTMENT. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

                   (f) ACCESS TO INFORMATION. Such Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

                  (g) GENERAL SOLICITATION. Such Purchaser is not purchasing the Securities as a result of or subsequent to any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                  (h) RELIANCE. Such Purchaser understands and acknowledges that
(i) the Securities are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and warranties and such Purchaser hereby consents to such reliance.

                  The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2.


                                   ARTICLE III
                         OTHER AGREEMENTS OF THE PARTIES

         3.1 TRANSFER RESTRICTIONS. (a) Securities may only be disposed of pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, and in compliance with any applicable federal and state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, except as otherwise set forth herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel reasonably satisfactory to the Company selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. Notwithstanding the foregoing, the Company, without requiring a legal opinion as described in the immediately preceding sentence, hereby consents to and agrees to register on the books of the Company and with any transfer agent for the securities of the Company any transfer of Securities by a Purchaser to an Affiliate of such Purchaser or to one or more funds or managed accounts under common management with such Purchaser, and any transfer among any such Affiliates or one or more funds or managed accounts, provided that the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act and that it is acquiring the Securities solely for investment purposes (subject to the qualifications hereof). Any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

                  (b) The Purchasers agree to the imprinting, so long as is required by this Section 3.1(b), of the following legend on the Securities:

                  NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                  Neither the Shares nor the Underlying Shares shall contain the legend set forth above nor any other legend while an Underlying Shares Registration Statement is effective under the Securities Act or the holder is relying on Rule 144 promulgated under the Securities Act ("Rule 144") in connection with the resale of such Underlying Shares, or in the event there is not an effective Underlying Shares Registration Statement and Rule 144 is not then available for resale of the Underlying Shares, at such time, as such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Company's transfer agent on the date that such Underlying Shares Registration Statement is declared effective by the Commission (the "Effective Date"). The Company agrees that, following the Effective Date, it will, no later than three (3) Trading Days following the delivery by a Purchaser to the Company of a certificate or certificates representing Shares, deliver to such Purchaser an identical certificate or certificates representing such Shares which shall be free from such legend. The Company further agrees that if any Shares or Underlying Shares are issued with a legend in accordance with this Section 3.1(b), it will, within three (3) Trading Days after request therefor by a Purchaser, provide such Purchaser with a certificate or certificates representing such Shares or Underlying Shares, free from such legend at such time as such legend would not have been required under this Section 3.1(b) had such issuance occurred on the date of such request. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section.

         3.2 ACKNOWLEDGMENT OF DILUTION. The Company acknowledges that the issuance of Underlying Shares upon exercise of the Warrants will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Underlying Shares upon exercise of the Warrants, is unconditional and absolute, subject to the limitations set forth in the Warrants, regardless of the effect of any such dilution.

         3.3 FURNISHING OF INFORMATION. As long as the Purchasers own Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. As long as the Purchasers own Securities, if the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act such information as is required for the Purchasers to sell the Securities under Rule 144 promulgated under the Securities Act. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell Underlying Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including causing its attorneys to render and deliver any legal opinion required in order to permit a Purchaser to receive Underlying Shares free of all restrictive legends and to subsequently sell Underlying Shares under Rule 144 upon receipt of a notice of an intention to sell or other form of notice having a similar effect. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

         3.4 INTEGRATION. The Company shall not, and shall use its best efforts to ensure that, no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that would be integrated with the offer or sale of the Securities for the purposes of the rules and regulations of NASDAQ.

         3.5 INCREASE IN AUTHORIZED SHARES. If on any date the Company would be, if a notice of exercise were to be delivered on such date, precluded from issuing the sum of (i) 200% of the number of Underlying Shares then issuable upon exercise in full of the Adjustable Warrants and (ii) the number of Underlying Shares issuable upon exercise in full of the Closing Warrants (the "Current Required Minimum") due to the unavailability of a sufficient number of authorized but unissued or reserved shares of Common Stock, then the Board of Directors of the Company shall promptly (and in any case, within 30 Business Days from such date) prepare and mail to the stockholders of the Company proxy materials requesting authorization to amend the Company's certificate of incorporation to increase the number of shares of Common Stock which the Company is authorized to issue to at least such number of shares as reasonably requested by the Purchasers in order to provide for such number of authorized and unissued shares of Common Stock to enable the Company to comply with its issuance, exercise and reservation of shares obligations as set forth in this Agreement and the Warrants (the sum of (x) the number of shares of Common Stock then outstanding plus all shares of Common Stock issuable upon exercise of all outstanding options, warrants and convertible instruments other than the Warrants and (y) the Current Required Minimum, shall be a reasonable number). In connection therewith, the Board of Directors shall (a) adopt proper resolutions authorizing such increase, (b) recommend to and otherwise use its best efforts to promptly and duly obtain stockholder approval to carry out such resolutions (and hold a special meeting of the stockholders no later than the earlier to occur of the 60th day after delivery of the proxy materials relating to such meeting and the 90th day after request by a holder of Warrants to issue the number of Underlying Shares in accordance with the terms hereof) and (c) within five Business Days of obtaining such stockholder authorization, file an appropriate amendment to the Company's certificate of incorporation to evidence such increase. Management of the Company shall also use its best efforts, including voting of all shares of Common Stock held by management in favor of all resolutions to increase the authorized stock of the Company hereunder.

         3.6 RESERVATION AND LISTING OF UNDERLYING SHARES. (a) The Company shall
(i) as soon as possible after Closing, prepare and file with NASDAQ (and such other national securities exchange, market, trading or quotation facility on which the Common Stock is then traded) an additional shares listing application covering a number of shares of Common Stock which is not less than the Initial Minimum, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing in the NASDAQ (as well as on any such other national securities exchange or market or trading or quotation facility on which the Common Stock is then listed) as soon as possible thereafter, and (iii) provide to the Purchasers evidence of such listing, and the Company shall maintain the listing of its Common Stock thereon. If the number of Underlying Shares issuable upon exercise of the then unexercised portion of the Warrants exceeds 85% of the number of Underlying Shares previously listed on account thereof with NASDAQ (and any such other required exchanges) then the Company shall take the necessary actions to immediately list a number of Underlying Shares equals to no less than the then Current Required Minimum.

                  (b) The Company shall maintain a reserve of shares of Common Stock for issuance upon exercise in full of the Warrants in accordance with this Agreement and the Warrants, respectively, in such amount as may be required to fulfill its obligations in full under the Transaction Documents, which reserve shall equal no less than the then Current Required Minimum.

         3.7 EXERCISE PROCEDURES. The Transfer Agent Instructions and Form of Election to Purchase under the Warrants set forth the totality of the procedures with respect to the exercise of the Warrants, including the form of legal opinion, if necessary, that shall be rendered to the Company's transfer agent and such other information and instructions as may be reasonably necessary to enable the Purchasers to exercise their Warrants.

         3.8 EXERCISE OBLIGATIONS. The Company shall honor exercises of the Warrants and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Warrants.

         3.9 RIGHT OF FIRST REFUSAL; SUBSEQUENT REGISTRATIONS. (a) The Company shall not, directly or indirectly, without the prior written consent of the Purchasers, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition) any of its (or its subsidiaries, if any) equity or equity-equivalent securities including the issuance of any debt or other instrument at any time over the life thereof convertible into or exchangeable for Common Stock, in any transaction intended to be exempt or not subject to registration under the Securities Act (collectively, a "Subsequent Placement") for a period of 240 days after the Effective Date, provided, that such 240 day period shall be extended for the number of Trading Days during such period (A) in which trading in the Common Stock is suspended by any securities exchange or market or quotation system on which the Common Stock is then listed, or (B) during which the Underlying Shares Registration Statement is not effective, or
(C) during which the prospectus included in the Underlying Shares Registration Statement may not be used by the holders thereof for the resale of Underlying Shares, unless (A) the Company delivers to each of the Purchasers a written notice (the "Subsequent Placement Notice") of its intention to effect such Subsequent Placement, which Subsequent Placement Notice shall describe in reasonable detail the proposed terms of such Subsequent Placement, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Placement shall be effected, and attached to which shall be a term sheet or similar document relating thereto and (B) such Purchaser shall not have notified the Company by 6:30 p.m. (New York City time) on the seventh Trading Day after its receipt of the Subsequent Placement Notice of its willingness to provide (or to cause its sole designee to provide), subject to completion of mutually acceptable documentation, financing to the Company on the same terms set forth in the Subsequent Placement Notice. If the Purchasers shall fail to notify the Company of their intention to enter into such negotiations within such time period, the Company may effect the Subsequent Placement substantially upon the terms and to the Persons (or Affiliates of such Persons) set forth in the Subsequent Placement Notice; provided, that the Company shall provide the Purchasers with a second Subsequent Placement Notice, and the Purchasers shall again have the right of first refusal set forth above in this paragraph (a), if the Subsequent Placement subject to the initial Subsequent Placement Notice shall not have been consummated for any reason on the terms set forth in such Subsequent Placement Notice within forty-five Trading Days after the date of the initial Subsequent Placement Notice with the Person (or an Affiliate of such Person) identified in the Subsequent Placement Notice. If the Purchasers shall indicate a willingness to provide financing in excess of the amount set forth in the Subsequent Placement Notice, then each Purchaser shall be entitled to provide financing pursuant to such Subsequent Placement Notice up to an amount equal to such Purchaser's pro-rata portion of the aggregate number of Shares purchased by such Purchaser under this Agreement, but the Company shall not be required to accept financing from the Purchasers in an aggregate amount in excess of the amount set forth in the Subsequent Placement Notice. The right of first refusal set forth in this Section shall not apply to (i) the issuance of any Common Stock, or options or warrants to purchase Common Stock, to employees, officers or directors of, or consultants to, the Company pursuant to any stock option or stock purchase plan or agreements approved by the Company's Board of Directors, (ii) shares of Common Stock issuable upon exercise of any currently outstanding warrants and upon conversion of any currently outstanding convertible securities of the Company, in each case disclosed in Schedule 2.1(c), but not with respect to any amendment or modification thereto, (iii) shares of Common Stock issuable upon exercise of the Warrants in accordance with their respective terms, (iv) the issuance of the warrants referred to on
Schedule 2.1(l), and (v) the issuance of Shares of Common Stock in connection with a strategic partnership or other business transaction, other than a transaction in which the principal purpose is to raise capital.

                  (b) Except for (x) Underlying Shares, (y) other "Registrable Securities" (as such term is defined in the Registration Rights Agreement) to be registered, and securities of the Company permitted pursuant to Section 6(c) of the Registration Rights Agreement to be registered, in the Underlying Shares Registration Statement in accordance with the Registration Rights Agreement, and
(z) Common Stock permitted to be issued  pursuant to paragraph  (a)(i) - (iv) of
Section 3.9 (a), the Company shall not, for a period of not less than 90 Trading Days after the Effective Date, without the prior written consent of the Purchasers (i) issue or sell any of its equity or equity-equivalent securities pursuant to Regulation S promulgated under the Securities Act, or (ii) register any securities of the Company. Any days after the Effective Date that a Purchaser is unable to sell Underlying Shares under the Underlying Shares Registration Statement shall be added to such 90 Trading Day period.

         3.10 CERTAIN SECURITIES LAWS DISCLOSURES; PUBLICITY. The Company shall:
(i) on the  Closing  Date issue a press  release  reasonably  acceptable  to the
Purchasers disclosing the transactions contemplated hereby, (ii) file with the Commission a Report on Form 8-K disclosing the transactions contemplated hereby within ten Business Days after the Closing Date, and (iii) timely file with the Commission a Form D promulgated under the Securities Act as required under Regulation D promulgated under the Securities Act and provide a copy thereof to the Purchasers promptly after the filing thereof. The Company shall, no less than two Business Days prior to the filing of any disclosure required by clauses
(ii) and (iii) above, provide a copy thereof to the Purchasers. Such filings will not be made without the consent of the Purchasers, which consent shall not be unreasonably withheld or delayed. The Company and the Purchasers shall consult with each other in issuing any other press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or stock market or trading facility with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement, filings or other communications without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement, filing or other communication.

         3.11 USE OF PROCEEDS. Except as set forth on Schedule 3.11, the Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and not for the satisfaction of any portion of the Company's debt (other than payment of trade payables in the ordinary course of the Company's business and prior practices), to redeem any Company equity or equity-equivalent securities or to settle any outstanding litigation.

         3.12 REIMBURSEMENT. If any Purchaser, other than by reason of its negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by or against any Person, including stockholders of the Company, in connection with or as a result of the consummation of the transactions contemplated by the Transaction Documents, the Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchasers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person. The Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of the Transaction Documents except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the negligence or willful misconduct of the applicable Purchaser or entity in connection with the transactions contemplated by this Agreement.

         3.13     PUT OPTION.

                  (a) For a period of ten Business Days commencing on the 210th day following the Effective Date, the Company shall have the right, upon notice to the Purchasers (a "Put Notice"), to sell to each Purchaser a number of additional shares of Common Stock determined by dividing $3.5 million by 105% of the average closing bid price of the Common Stock for the five trading days prior to the Second Closing (which number shall be subject to equitable adjustment for stock splits, recombinations and similar events (in each instance the "Second Closing Shares"). The closing of the purchase and sale of the Second Closing Shares contemplated by this provision (the "Second Closing") shall take place at the offices of MZRL, 450 Park Avenue, New York, New York 10022 on the thirtieth Business Day following receipt of the Put Notice, or such earlier date agreed to in writing by the Purchasers and the Company.

                  (b) At the Second Closing, the parties shall deliver or shall cause to be delivered the following: (A) the Company shall deliver to each Purchaser (1) a stock certificate representing Second Closing Shares, registered in the name of such Purchaser, (2) a Securities Purchase Agreement in substantially the form of this Agreement (the "Second Closing Purchase Agreement"), (3) a Common Stock purchase warrant, in substantially the form of Exhibit A, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire shares of Common Stock upon the terms and in such number as set forth therein (each a "Second Closing Adjustable Warrant"), (4) a Common Stock purchase warrant, in substantially the form of Exhibit B, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire 20% of the number of Second Closing Shares at the exercise price set forth therein (each, a "Second Closing Warrant" and together with the Second Closing Adjustable Warrants, the "Warrants"), (5) the legal opinion of Ropes & Gray, outside counsel to the Company, substantially in the form of Exhibit C, (6) an executed Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, substantially in the form of Exhibit D (the "Second Closing Registration Rights Agreement") and (7) the Transfer Agent Instructions, substantially in the form of Exhibit E, executed by the Company and delivered to and acknowledged by the Company's transfer agent (the "Transfer Agent Instructions"); and (B) each Purchaser shall deliver: (1) the purchase price indicated below such Purchaser's name on the signature page to this Agreement in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose, (2) an executed Second Closing Registration Rights Agreement, and (3) an executed Second Closing Purchase Agreement.

                  (c) The obligation of each Purchaser to acquire Second Closing Shares on the Second Closing Date is subject to the satisfaction by the Company or waiver by such Purchaser, at or before the Second Closing Date, of each of the following conditions:

                           (i)  ACCURACY OF THE  COMPANY'S  REPRESENTATIONS  AND
 WARRANTIES. The representations and warranties of the Company contained in the Second Closing Purchase Agreement shall be true and correct in all material respects as of the Second Closing Date (any representations given herein as of a recent practicable date shall be given as of a reasonable practicable date in the Second Purchase Agreement);

                           (ii) NO  INJUNCTION.  No statute,  rule,  regulation,
 executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

                           (iii) NO  SUSPENSIONS  OF  TRADING  IN COMMON  STOCK;
 LISTING. The trading in the Common Stock shall not have been suspended by the Commission or on the Nasdaq Stock Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the Closing Date, and the Common Stock shall have been at all times since the Closing Date listed for trading on The Nasdaq Stock Market;

                           (iv) CLOSING  THRESHOLD.  For the thirty Trading Days
 immediately preceding each of (a) the date that the Put Notice is delivered and
 (b) the Second Closing Date, the average daily trading volume of the Common Stock on the NASDAQ Stock Market as reported by Bloomberg LP, shall be at least 100,000 shares and the average of the Per Share Market Value for the thirty Trading Day period immediately preceding each of (a) the date that the Put Notice is delivered and (b) the Second Closing Date shall be at least $6.35 (subject to adjustment in the event of stock splits and similar events); and

                           (v) Adverse  Changes.  Since the date of execution of
 this Agreement, no event or series of events which reasonable could be expected to have or result in a Material Adverse Effect shall have occurred.

         3.14 ADDITIONAL SHARE ISSUANCES. In the event that on or before the 240th day following the Effective Date, the Company effects a Subsequent Placement at a per share price less than the lesser of (a) the Per Share Market Value on the date of such Subsequent Placement or (b) the Per Share Price, then, and upon the closing of such Subsequent Placement the Company shall issue to each Purchaser a number of additional shares of Common Stock determined in accordance with the following formula:

Additional Shares to be issued =    (N+X      -1)    Multiplied by (Z)
                                    ----
                                    (N+M


Where:

N   =  total shares outstanding prior to dilutive issuance

M   =  additional shares that the consideration received by the Company in the dilutive issuance would have purchased using the original deal price

X   =  number of shares issued in the dilutive issuance

Z   =  the number of shares of Common Stock purchased by such Purchaser

         The Per Share Price and the number of shares of Common Stock purchased by such Purchaser shall be proportionately adjusted by reason of any recapitalization, combination, stock split, stock dividend or the like with respect to the Common Stock.

                                   ARTICLE IV
                                  MISCELLANEOUS

         4.1 FEES AND EXPENSES. At the Closing the Company shall reimburse the Purchasers for their legal fees and expenses incurred in connection with the preparation and negotiation of the Transaction Documents by paying to MZRL $25,000 for the preparation and negotiation of the Transaction Documents (with a credit for any retainer amounts paid on account thereof). At the Second Closing, if any, the Company shall reimburse the Purchasers for their legal fees and expenses incurred in connection with the preparation and negotiation of the Transaction Documents by paying to MZRL $5,000 for the preparation and negotiation of the Transaction Documents (with a credit for any retainer amounts paid on account thereof). The amount contemplated by the immediately preceding sentence shall be deducted from the Purchase Price and paid by the Purchaser to MZRL and shall not be delivered to the Company at the Closing. Other than the amount contemplated herein and except as otherwise set forth in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Securities.

         4.2 ENTIRE AGREEMENT; AMENDMENTS. The Transaction Documents, together with the Exhibits and Schedules thereto and Transfer Agent Instructions, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         4.3 NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date,
(iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to the Company:     MacroChem Corporation
                                110 Hartwell Avenue
                                Lexington, MA 02421
                                Attn: Chief Financial Officer

         With a copy to:        Ropes & Gray
                                One  International Place
                                Boston, MA 02110-2624
                                Attn:  Dwight W. Quayle, Esq.

         If to a Purchaser:     To the address set forth under such
                                Purchaser's name on the signature pages hereto

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         4.4 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         4.5 HEADINGS. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         4.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Except as set forth in
Section 3.1(a), the Purchasers may not assign this Agreement or any of the rights or obligations hereunder without the consent of the Company. This provision shall not limit any Purchaser's right to transfer securities or transfer or assign rights under the Registration Rights Agreement.

         4.7 NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         4.8 GOVERNING LAW. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

         4.9 SURVIVAL. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery and exercise of the Warrants for a period of five years.

         4.10 EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         4.11 SEVERABILITY. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         4.12 REMEDIES. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers will be entitled to specific performance of the obligations of the Company under the Transaction Documents. The Company and each of the Purchasers agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         4.13 INDEPENDENT NATURE OF PURCHASERS' OBLIGATIONS AND RIGHTS. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

                  IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                                  MACROCHEM CORPORATION


                                              By:/s/Kenneth L. Rice, Jr.
                                              Name:  Kenneth L. Rice, Jr.
                                              Title: Chief Financial Officer






                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                      SIGNATURE PAGE FOR PURCHASER FOLLOWS]

                                  BAY HARBOR INVESTMENTS, INC.



                                  By:/s/Kenneth L. Henderson
                                  Name:    Kenneth L. Henderson
                                  Title:   Attorney-In-Fact

                                  Purchase Price for Shares:          $4,500,000

                                  Number of Shares to be acquired:       908,329

                                  Warrant Shares subject to Closing
                                  Warrant:                               181,666

                                  Address for Notice:

                                  Bay Harbor Investments, Inc.
                                  c/o Gonzalez-Ruiz & Aleman (BVI) Limited
                                  Wickhams Cay I, Vanterpool Plaza
                                  P.O. Box 873
                                  Road Town, Tortolla. B.V.I.

                                  With a copy to:
                                  Morse, Zelnick, Rose & Lander LLP
                                  450 Park Avenue
                                  New York, New York 10022
                                  Fax No.:  212-838-9190
                                  Attn:  Kenneth S. Rose, Esq.

                                             And

                                  Cavallo Capital Corp.
                                  660 Madison Avenue
                                  New York, NY 10021
                                  Fax No: 212-651-9010
                                  Attn: Mr. Mor Sagi

                                  STRONG RIVER INVESTMENTS, INC.



                                  By:/s/Kenneth L. Henderson
                                  Name:    Kenneth L. Henderson
                                  Title:   Attorney-In-Fact

                                  Purchase Price for Shares:          $4,500,000

                                  Number of Shares to be acquired:       908,329

                                  Warrant Shares subject to Closing
                                  Warrant:                               181,666


                                  Address for Notice:

                                  Strong River Investments, Inc.
                                  c/o Gonzalez-Ruiz & Aleman (BVI) Limited
                                  Wickhams Cay I, Vanterpool Plaza
                                  P.O. Box 873
                                  Road Town, Tortolla. B.V.I.

                                  With a copy to:
                                  Morse, Zelnick, Rose & Lander LLP
                                  450 Park Avenue
                                  New York, New York 10022
                                  Fax No.:  212-838-9190
                                  Attn:  Kenneth S. Rose, Esq.

                                             And

                                  Cavallo Capital Corp.
                                  660 Madison Avenue
                                  New York, NY 10021
                                  Fax No: 212-651-9010
                                  Attn: Mr. Mor Sagi